IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
COUNTY DEPARTMENT, CHANCERY DIVISION



PEOPLE OF THE STATE OF ILLINOIS, ex rel. MARK BOOZELL, DIRECTOR OF INSURANCE OF THE STATE OF ILLINOIS,

Plaintiffs,

v.

CORONET INSURANCE COMPANY, an Illinois Domestic Stock, Property and Casualty Insurance Company, NATIONAL ASSURANCE INDEMNITY COMPANY, an Illinois Domestic Stock, Property and Casualty Insurance Company, and CROWN CASUALTY COMPANY, an Illinois Domestic Stock, Property and Casualty Insurance Company,

Defendants.




ORDER OF CONSERVATION



THIS CAUSE COMING TO BE HEARD upon the Verified Complaint for Conservation of
 Assets and Injunctive Relief, filed herein by the PEOPLE OF THE STATE OF ILLINOIS, on the relation of MARK BOOZELL, Director of Insurance of the State of Illinois (hereinafter "Director"), for an order authorizing and directing the Director to take possession and control of the property, accounts, assets, books, records, business and affairs of CORONET INSURANCE COMPANY (hereinafter "Coronet'), NATIONAL ASSURANCE INDEMNITY COMPANY, (hereinafter "National Assurance") and CROWN CASUALTY COMPANY (hereinafter "Crown"); and to conserve the same pursuant to the provisions of article XIII of the Illinois Insurance Code (hereinafter "Code"), 215 ILCS 5/187, et 5N. (1996), and further to protect the interests of Coronet's, National Assurance's and Crown's policyholders and creditors, and of the general public; the Court having jurisdiction over the parties hereto and the subject matter hereof; the Court having reviewed the pleadings filed herein and having considered the arguments of counsel thereon, and the Court then being otherwise advised in the premises, and for good cause appearing therefore;


THE COURT FINDS:

1 . That, by his Verified Complaint, The Director seeks an Order of
 Conservation against the Defendants, Coronet, National Assurance and Crown, pursuant to Sections 186.1(3) and 188.1 of the Illinois Insurance Code,
 215 ILCS 5/186.1(3) and 215 ILCS 5/188.1 By his Verified Complaint, the Director alleges that sufficient cause exists under Section 188 of the Code,
215 ILCS 5/188, for the entry of an order of rehabilitation and/or liquidation against the Defendants, Coronet, National Assurance and Crown, and each of them, including, without limitation, the following facts and circumstances:

(i) That the Defendants, Coronet, National Assurance and Crown, and each of them, have failed to correct the deficiencies and comply with the Director's
 Corrective Orders [Nos. 001-92 and 01-96] issued against them within the time prescribed by such Corrective Orders; and,

(ii) That the condition of Defendants, Coronet, National Assurance and Crown, is such that their further transaction of business would be hazardous to their policyholders, creditors and to the public; and,

(iii) That the Defendants, Coronet, National Assurance and Crown, and each of them, by and through their respective Boards of Directors, have consented to the commencement of conservation and/or rehabilitation proceedings against them and to the entry of this Order of Conservation; and,

(iv) That Defendants Coronet and Crown are financially impaired and are in such condition that they cannot meet the minimum requirements for organization and authorization as required by the laws of the State of Illinois; and,

(v)    That Defendant Coronet is insolvent.

2. That, in light of the foregoing facts and circumstances, sufficient cause exists for the entry of an order of rehabilitation and/or liquidation against the Defendants, Coronet, National Assurance and Crown, and that it is in the best interests of Coronet's, National Assurance's and Crown's policyholders and creditors, and of the general public, that an ex parte Order of Conservation be entered as to and against the Defendants, Coronet, National Assurance and Crown, and each of them, in accordance with the provisions of Article XIII of the Code, supra.

3. That, in addition to consenting to the commencement of conservation proceedings and to the entry of this Order of Conservation, the respective

Boards of Directors of Coronet, National Assurance and Crown, and each of them, have further consented and agreed to the following:

On or before December 23, 1996, Coronet, National Assurance and Crown shall have obtained and provided to the Director a viable, firm and binding commitment from a financially capable entity, in form and substance which is, in his sole discretion, satisfactory and acceptable to the Director, providing for an imminent capital infusion into Coronet in an amount not less than Twenty Million ($20,000,000.00) Dollars; such capital infusion to comprise exclusively cash, cash equivalents and/or publicly traded investment grade securities.


In the event that such a commitment, satisfactory and acceptable to the

Director, has not been obtained by December 23, 1996, the respective Boards of Directors of Coronet, National Assurance and Crown, and each of them, consent to the immediate entry of an Order of Liquidation as, to and against Coronet, National Assurance and Crown, as the Director may deem proper in the premises.



IT IS, THEREFORE, HEREBY ORDERED:



A.      That this Order of Conservation be and the same is hereby entered as,

to and against Coronet Insurance Company, National Assurance Indemnity Company and Crown Casualty Company, and each of them;


B.      That Mark Boozell, Director of Insurance of the State of Illinois, and

his successors in office, are hereby appointed as Conservator of the Defendants, Coronet, National Assurance and Crown, (hereinafter 'Director" or 'Conservator"), and the Director is hereby authorized and directed to immediately take possession and control of the property, books, records, accounts, assets, business and affairs of the Defendants, Coronet, National Assurance and Crown, and of the premises currently occupied, or hereafter occupied, by Coronet, National Assurance and Crown for the transaction of their business, pursuant to the provisions of Article XIII of the Code, 215 ILCS 5/187, et LN., and to conserve the same for the benefit of the policyholders and creditors of Coronet, National Assurance and Crown, and of the public; and, further, to take such actions that the nature of this cause and the interests of the policyholders and creditors of Coronet, National Assurance and Crown, or the public, may require, subject to the further orders of this Court;


C.      That the Defendants, Coronet, National Assurance and Crown, and their respective officers, directors, agents, servants, representatives, employees and affiliated companies, and all other persons and entities, are hereby ordered and directed to give immediate possession and control to the Director of all property, books, records, accounts, assets, business and affairs of the Defendants, Coronet, National Assurance and Crown, and all premises occupied by Coronet, National Assurance and Crown, for the transaction of their business;


D. That all accountants, auditors, and attorneys of the Defendants, Coronet, National Assurance and Crown, are hereby ordered and directed to deliver to the Director copies of all documents in their possession or under their control concerning or relating to the Defendants, Coronet, National Assurance and/or Crown, and to provide the Conservator with such information as he may require concerning any and all business and/or professional relationships between them and the Defendants, Coronet, National Assurance and/or Crown, and concerning any and all activities, projects, jobs and the like undertaken and/or performed by them at the request of Coronet, National Assurance or Crown, or their respective officers, directors, agents, servants, representatives and/or employees, or which Coronet, National Assurance and/or Crown may be, or are, entitled to as the result of their relationship with such accountants, auditors and attorneys;


E.      That the Defendants, Coronet, National Assurance and Crown, and their respective officers, directors, agents, servants, representatives and employees, and all other persons and entities having knowledge of this Order, are hereby restrained and enjoined from transacting any business of Coronet, National Assurance and/or Crown, or disposing of any company property or assets, without the express written consent of the Director, or doing or permitting to be done any action which might waste the property or assets of Coronet, National Assurance or Crown, until further order of this Court,


F.     That the officers, directors, agents, Servants, representatives and employees of the Defendants, Coronet, National Assurance and Crown, and all other persons, companies and entities having knowledge of this Order, are hereby restrained and enjoined from bringing or further prosecuting any claim, action or proceeding at law or in equity or otherwise, whether in this State or elsewhere, against Coronet, National Assurance or Crown, or their property or assets, or the Director of Insurance of the State of Illinois as their Conservator, except insofar as those claims, actions or proceedings arise in or are brought in these conservation proceedings; or from obtaining, asserting, or enforcing preferences, judgments, attachments, encumbrances or other like liens, including common law, retaining liens, or the making of any levy against Coronet, National Assurance or Crown, or their property or assets while in possession and control of the Conservator; or from interfering, in any way, with the Conservator in his possession or control of the property, business, books, records, accounts, premises and all other assets of Coronet, National Assurance and Crown, until further order of this Court;



G.      That any and all banks, brokerage houses, financial institutions and any and all other companies, persons or entities having knowledge of this Order, having in their possession accounts and any other assets which are, or may be, the property of Coronet, National Assurance or Crown, are hereby prohibited, restrained and enjoined from disbursing or disposing of said accounts and assets, without the express written consent of the Conservator, and all such persons and entities are hereby further prohibited, restrained and enjoined from disposing of or destroying any records pertaining to any business transactions between Coronet, National Assurance or Crown, and such banks, brokerage houses, financial institutions, companies, persons or entities having done business, or doing business, with Coronet, National Assurance or Crown, or having in their possession assets which are, or may be, the property of Coronet, National Assurance or Crown; and that each such person or entity is hereby ordered to immediately deliver possession and control of any and all such accounts, assets and/or records to the Conservator;


H. That all agents and brokers of Coronet, National Assurance and Crown, and their respective agents, servants, representatives and employees, and all other persons, companies and entities having knowledge of this Order, are hereby restrained and enjoined from returning premium, earned or unearned, or any money in their possession, or under their control, Collected in connection with policies, contracts, certificates or treaties of insurance or reinsurance previously issued, or to be issued, by Coronet, National Assurance or Crown, to policyholders or others, and said agents and brokers, and their respective agents, servants, representatives and employees, and all other persons, companies and entities are hereby ordered and directed to immediately turn over all such funds in their possession or under their control, or to which they may hereafter acquire possession or control, to the Conservator in gross and not net of any commissions which may be due thereon: provided however, agents and brokers may remit net premium for business in force prior to the date of this order and/or any prior cease and desist order.


I. That a moratorium is hereby issued and established enjoining and prohibiting the Defendants, Coronet, National Assurance and Crown, and each of them, and their respective directors, officers, agents, servants, representatives and employees, and all other persons and entities, from paying any claims, loss adjustment expenses or other contractual obligations incurred by the Defendants, Coronet, National Assurance or Crown, the result of Coronet, National Assurance or Crown having issued contracts, policies or certificates of insurance; except as otherwise provided herein, until further order of this Court;


J. That certain "Hardship Claims" shall be excepted from the moratorium set forth in Paragraph (1) herein, and that the Conservator is hereby authorized to pay such "Hardship Claims, subject to sufficient available assets and upon the terms and conditions set forth herein.


A "Hardship Claim" shall be defined as follows:

A claim which is determined, at the sole discretion of the Director, and without further order of the Court, and subject to reasonable and sufficient proof being presented, to be a covered claim for a significant economic loss which requires immediate relief and no other economic resource is reasonably available to the claimant to meet that loss. This would include, but is not limited to:

(i)     Claims by or against a Coronet, National Assurance or Crown insured,

and corresponding loss adjustment expenses related thereto, if necessary and appropriate, associated with the covered loss of use of a vehicle due to mechanics liens, or otherwise, when such vehicle is reasonable necessary for employment or other essential needs; and


(ii) Third-party claims against a Coronet, National Assurance or Crown insured which have resulted in judgment(s) against such insured, and which have further resulted in the Secretary of State, in this or any other State, having revoked or suspended the drivers license of such insured, when that drivers license is necessary for the insured's employment or other essential needs.




K.      That a moratorium is hereby issued and established enjoining and prohibiting the Defendants, Coronet, National Assurance and Crown, and each of them, and their respective directors, officers, agents, servants, representatives and employees, and all other persons and entities, from paying any claims or other contractual obligations incurred by the Defendants, Coronet, National Assurance and/or Crown, the result of Coronet, National Assurance or Crown having assumed any liabilities under agreements, treaties, certificates or contracts of reinsurance, until further order of this Court;

L. That a moratorium is hereby issued and established enjoining and prohibiting the Defendants, Coronet, National Assurance and Crown, and each of them, and their respective directors, officers, agents, servants, representatives and employees, and all other persons and entities, from paying any and all contractual obligations of Coronet, National Assurance or Crown, owing to their creditors and vendors or their respective assignees, or any other persons, or entities, except insofar that such payments are deemed necessary, by the Director, for the administration of the conservation of Coronet, National Assurance and Crown, as contemplated by 215 ILCS 5/202, until further order of this Court;

M.      That any and all persons, companies and entities are hereby restrained and enjoined from construing this Order as an anticipatory breach of any contract, including, but not limited to, agreements, treaties, certificates or contracts of reinsurance, heretofore entered into with the Defendants, Coronet, National Assurance or Crown;

N.     That it is hereby ordered that hereafter the caption in this cause and all pleadings filed in this matter shall read:


"IN THE MATTER OF THE CONSERVATION
OF CORONET INSURANCE COMPANY, ET AL."



0.      That the Conservator is hereby directed to ascertain the condition of the Defendants, Coronet, National Assurance and Crown, while he is in possession and control of the property, books, records, accounts, assets, premises, business and affairs of Coronet, National Assurance and Crown, and to make periodic reports to this Court as to the nature of the Defendants, Coronet, National Assurance and Crown, while in conservation; and that the Conservator is further directed to file with this Court, for its consideration, reports in accordance with Section 202 of the Code, 215 ILCS 5/202.

P.      That the Conservator is hereby authorized to pay, from the assets of the Defendants, Coronet, National Assurance and Crown, those expenses incurred during the course of the conservation of Coronet, National Assurance and Crown, for attorneys' fees, accounting fees and consulting fees as administrative expenses, pursuant to and consistent with the provisions of Section 202 of the Code, Id.;

Q.      That all costs of these proceedings be and the same are hereby taxed and assessed against the Defendants, Coronet, National Assurance and Crown;


R. That this Court shall retain jurisdiction in this cause for the purpose of granting such other and further relief as the nature of the cause, and the interests of the Defendants, Coronet, National Assurance and Crown, and their respective policyholders and creditors, or of the public, may require.

                                                ENTERED:
                                                     Clerk of the Circuit Court
                                                     Aurelia Pucinski
                                                     December 10, 1996

                                                     Judge: E. Reid #191
                                                     Judge Presiding

JAMES E. RYAN
Attorney General of Illinois
Attorney for the PEOPLE OF
THE STATE OF ILLINOIS
Roger P. Flahaven
Andrew N. Levine
Assistant Attorneys General


James R. Thompson Center
100 West Randolph Street
Thirteenth Floor
Chicago, Illinois 60601
(312) 814-2822
Attorney Code #99000


Of Counsel:
Peter G. Gallanis
Dale A. Coonrod
Michael J. Buresh
Counsel to the Director as Receiver
222 Merchandise Mart Plaza
Suite 1450
Chicago, Illinois 60654
(312) 836-9500
Attorney Code #16819